UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2026
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Alight, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39299	86-1849232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 South Canal Street,
50th Floor, Suite 5000, Chicago, IL		60606
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (224)737-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ALIT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2026, the Board of Directors (the “Board”) of Alight, Inc. (the “Company” or “Alight”) appointed Stephen A. Lasher to serve as the Company’s Chief Financial Officer, effective as of June 15, 2026 (the “Effective Date”). Mr. Lasher currently serves as Vice President and Chief Financial Officer of Digital Turbine, Inc. (NASDAQ: APPS) (“Digital Turbine”), a role he has held since February 2025. From July 2024 until he joined Digital Turbine, Mr. Lasher provided independent consulting services. Prior to that, Mr. Lasher served as Senior Vice President and Chief Financial Officer of Vonage, a cloud business communications services company, until July 2024. From 1997 to January 2021, Mr. Lasher served in various capacities with International Business Machines (NYSE: IBM), including Vice President of Finance of IBM’s Global Markets, Global Business Services, and Cloud divisions from 2015 to January 2021. Mr. Lasher received a Bachelor of Science in Accounting degree from Bentley University and completed Executive Education from Harvard Business School in 2018. On the Effective Date, Mr. Lasher will assume the role of the Company’s “principal financial officer” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from Susan Davies, who will continue to serve in her role as Chief Accounting Officer and Global Controller of Alight and as the Company’s “principal accounting officer” for purposes of the Exchange Act.

There are no arrangements or understandings between Mr. Lasher and any other person pursuant to which he was appointed as the Company’s Chief Financial Officer. Mr. Lasher does not have any family relationship with any director or other executive officer of the Company, and there are no transactions in which Mr. Lasher has an interest requiring disclosure under Item 404(a) of Regulation S-K under the Exchange Act.

In connection with his appointment as the Company’s Chief Financial Officer, the Company, Alight Solutions LLC, a subsidiary of the Company (“Alight Solutions”), and Mr. Lasher entered into an Offer Letter (the “Offer Letter”) providing for (i) an annual base salary of $600,000, (ii) target annual incentive compensation of $900,000, (iii) a one-time sign-on equity grant with a grant date value of $2,000,000 (the “Sign-on Grant”), and (iv) a 2026 long-term incentive equity grant with a grant date value of $2,500,000 (the “LTIP Grant”).

The Sign-on Grant will be in the form of time-vesting restricted stock units (“RSUs”), which shall vest 50% on the first anniversary of the grant date and 25% thereafter on the second and third anniversary of the grant date, subject to Mr. Lasher’s continued employment through such date.

The LTIP Grant will be in the form of RSUs, 50% of which will be time-vested RSUs that shall vest 33% on each grant date anniversary over three years and 50% of which will be performance-vested RSUs, which shall vest approximately three years following the grant date as to between 0% and 150% of the target number of performance-vested RSUs based on the satisfaction of the performance metrics set forth therein.

The Sign-On Grant and the LTIP Grant will be made within 30 business days following the Effective Date. Additionally, the Company has agreed to ask the Board to consider a February 2027 long-term incentive compensation equity grant in the amount of $3,000,000 for Mr. Lasher, dependent on his performance and achievement of 2026 objectives, as determined by the Company’s Chief Executive Officer and assessed by the Compensation Committee of the Board.

Not later than sixty days from the Effective Date, Mr. Lasher is also entitled to a one-time make whole cash payment in the amount of $1,800,000 (minus tax withholdings), which represents a reasonable estimate of the anticipated forfeiture of his 2025-2026 fiscal year annual cash bonus opportunity and additional equity awards scheduled to vest in 2026 from his prior employer. This one-time make whole cash payment is required to be repaid if Mr. Lasher voluntarily terminates his employment with the Company or if the Company terminates his employment for cause, in either case at any time during his first year of employment.

The Company, Alight Solutions and Mr. Lasher also entered into an Executive Severance Letter Agreement (the “Executive Severance Letter”), which provides that, in the event of a termination of Mr. Lasher’s employment by Alight Solutions without cause or by Mr. Lasher for good reason, Mr. Lasher will be entitled to severance benefits consisting of (i) 18 months’ salary continuation payments (or 1.5 times the sum of his salary and target bonus if the termination occurs in connection with a change of control), (ii) a pro-rated annual bonus for the year of termination based on actual performance, (iii) company-paid COBRA coverage for up to 12 months, (iv) outplacement assistance for up to 12 months, (v) accelerated vesting of any unvested portion of the Sign-On Grant, and (vi) partial vesting of other outstanding performance-based equity awards (or full vesting of all equity awards if the termination occurs in connection with a change of control).

The foregoing descriptions of the material terms of the Offer Letter and the Executive Severance Letter are qualified in their entirety by reference to the full text of such agreements, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2026.

Item 7.01 Regulation FD Disclosure.

On June 4, 2026, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 hereto, announcing the matters described in Item 5.02 above.

The information in this Item 7.01, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Press Release of the Company dated as of June 4, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alight, Inc.

Date:	June 4, 2026	By:	/s/ Martin Felli
Martin Felli, Chief Legal Officer and Corporate Secretary